UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2026
Teads Holding Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 West 19th Street
New York, NY 10011
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TEAD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.
On August 3, 2026, Teads Holding Co. (the “Company”) filed a lawsuit in the United States District Court for the Southern District of New York against Google LLC and Alphabet Inc. seeking financial damages and other remedies (the “Litigation”). The Litigation follows the United States District Court for the Eastern District of Virginia’s ruling that Google LLC engaged in unlawful anticompetitive practices with respect to certain ad tech markets. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto. A copy of the complaint is furnished as Exhibit 99.2 hereto.
Information furnished under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.
Item 8.01.    Other Events.
Risk Factor Update
The Company is also providing the following update to the Risk Factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025:
Risks Relating to Legal or Regulatory Matters
Our litigation with Google presents potential risks that could adversely affect our business, results of operations and financial condition.
On August 3, 2026, we filed a lawsuit in the United States District Court for the Southern District of New York against Google LLC and Alphabet Inc. (together, “Google”) seeking financial damages and other remedies (the “Google Lawsuit”). The Google Lawsuit follows the United States District Court for the Eastern District of Virginia’s ruling that Google LLC had engaged in unlawful anticompetitive practices with respect to certain digital ad tech markets. Google is a significant participant in the digital advertising ecosystem and a competitor to the Company. Moreover, a meaningful portion of our revenue is generated through transactions that involve Google’s advertising technology. The Google Lawsuit is in its early stages, and the outcome and timing of the Google Lawsuit are uncertain and difficult to predict. The Google Lawsuit presents several risks to our business, including the potential for retaliatory actions by Google. Any such actions could disrupt our ability to serve our customers and partners, reduce our revenue, and harm our relationships with publishers and advertisers. The Google Lawsuit may be costly, protracted, and divert management’s attention and resources from our business operations. Any damages awarded may not be commensurate with our expectations, and we may not receive any monetary damages at all. The existence of the Google Lawsuit and any potential retaliatory measures could also negatively affect our reputation and our ability to compete, potentially causing our business, financial condition, and results of operations to be materially and adversely affected.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated August 3, 2026

99.2	Complaint filed by Teads Holding Co. on August 3, 2026 against Google LLC and Alphabet Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements.
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements may include, without limitation, statements related to the Litigation, the purpose and reason for the Litigation, any anticipated damages related to the Litigation, the costs to the Company related to the Litigation, the outcome of the Litigation, the risks placed upon the Company in connection with the Litigation, and the timing of the Litigation. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern the Company’s expectations, strategy, plans or intentions or are not statements of historical fact.
The Company has based these forward-looking statements largely on the Company’s expectations and projections regarding future events. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including but not limited to: the ability of the Litigation to succeed and the nature and amount of damages recovered; the timing and costs of the Litigation; any adverse reputational or other economic consequences resulting from the Litigation; and the other important risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2025, and the Company’s Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2026, filed with the Securities and Exchange Commission (the “SEC”), which are available on the Company’s website at https://investors.teads.com/ and on the SEC’s website at http://www.sec.gov.
Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. The Company undertakes no obligation to update and does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TEADS HOLDING CO.
Date: August 3, 2026	By:	/s/ David Kostman
Name: David Kostman
Title: Chief Executive Officer

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